UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 27, 2026

LEIDOS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33072	20-3562868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1750 Presidents Street, Reston, Virginia	20190
(Address of principal executive office)	(Zip Code)

(571) 526-6000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $.0001 per share	LDOS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On March 27, 2026, Leidos, Inc. (the “Purchaser”), a Delaware corporation and wholly-owned subsidiary of Leidos Holdings, Inc. (the “Company”), completed its acquisition of KENE Parent, Inc., a Delaware corporation (“Entrust”), pursuant to the terms of the previously announced Stock Purchase Agreement dated January 23, 2026 (the “Purchase Agreement”) by and among the Purchaser, KENE Holdings, L.P., a Delaware limited partnership (the “Seller”) and Entrust. Pursuant to the terms of the Purchase Agreement, the Purchaser purchased and acquired from the Seller, and the Seller sold, assigned, transferred, conveyed and delivered to the Purchaser, all of the issued and outstanding shares of capital stock of Entrust, free and clear of all liens, for $2,400,000,000 in cash, subject to customary adjustments set forth in the Purchase Agreement for Entrust’s cash, debt, transaction expenses and net working capital (the “Transaction”).

The foregoing description of the Transaction does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated January 26, 2026 (the “Previous Form 8-K”). The description of the Purchase Agreement set forth in Item 1.01 of the Previous Form 8-K is incorporated into this Item 2.01 by reference.

Item 7.01.	Regulation FD Disclosure.

On March 30, 2026, the Company issued a press release announcing, among other things, the closing of the Transaction. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished with this report.

Exhibit 99.1	Press Release, dated March 30, 2026.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2026	LEIDOS HOLDINGS, INC.

	By:	/s/ Henrique B. Canarim
Henrique B. Canarim
	Its:	Corporate Secretary